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                                                                  EXHIBIT (a)(3)

                            UNIFORCE SERVICES, INC.
            NOTICE OF GUARANTEED DELIVERY OF SHARES OF COMMON STOCK

     This form or a facsimile hereof must be used to accept the Offer (as hereinafter defined) if:

          (a) certificates for shares of Common Stock, par value $.01 per share (the 'Shares'), of Uniforce Services, Inc., a New York corporation (the 'Company'), cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Company's Offer to Purchase, dated December 11, 1995 (the 'Offer to Purchase')); or

          (b) the procedure for book-entry transfer (set forth in Section 2 of the Offer to Purchase) cannot be completed on a timely basis; or

          (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 2 of the Offer to Purchase.

                TO: HARRIS TRUST COMPANY OF NEW YORK, DEPOSITARY


                                                         By Facsimile Transmission (for
        By Hand:               By Overnight Courier:      Eligible Institutions only):               By Mail:
     Receive Window               77 Water Street                (212) 701-7636                Wall Street Station
     77 Water Street                 4th Floor                         or                         P.O. Box 1023
        5th Floor            New York, New York 10005            (212) 701-7640           New York, New York 10268-1023
New York, New York 10005                                       Confirm Receipt of
                                                              Notice of Guaranteed
                                                             Delivery by Telephone:
                                                                 (212) 701-7624


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR A TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an 'Eligible Institution' (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the 'Offer'), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase.

No. of Shares tendered
 .......................... Shares                                  SIGN HERE
Certificate Nos. (if available):

 .................................................................  ................................................................
                                                                    (SIGNATURE(S))

 .................................................................  ................................................................
                                                                                            (SIGNATURES(S))

If Shares will be delivered by book-entry transfer:
Name of Tendering Institution:

 .................................................................  ................................................................
                                                                                        (NAME(S)) (PLEASE PRINT)

Account No.:  ....................................................  ................................................................
                                                                                               (ADDRESS)
at:                                                                 ................................................................
[ ] The Depository Trust Company                                                               (ZIP CODE)
[ ] Midwest Securities Trust Company                                ................................................................
[ ] Philadelphia Depository Trust Company                                            (AREA CODE AND TELEPHONE NO.)

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an 'Eligible Institution,' guarantees (a) that the above named person(s) 'own(s)' the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary either the stock certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) and any other required documents, all within three (3) Nasdaq trading days after the date of execution of this notice.

                                           .....................................
                                                      (NAME OF FIRM)

                                           .....................................
                                                  (AUTHORIZED SIGNATURE)

                                           .....................................
                                                          (NAME)

                                           .....................................
                                                        (ADDRESS)

                                           .....................................
                                                        (ZIP CODE)

                                           .....................................
                                              (AREA CODE AND TELEPHONE NO.)

Dated:  .............................

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.
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